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                                                                    EXHIBIT 10.1

           FOURTH AMENDMENT TO AMENDED AND RESTATED LETTER AGREEMENT
                             (with Borrowing Base)

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED LETTER AGREEMENT (this "Amendment") dated effective as of June 1, 2001 (the "Effective Date"), is by and between FRIEDMAN INDUSTRIES, INCORPORATED ("Borrower") and THE CHASE MANHATTAN BANK, successor by merger to Chase Bank of Texas, National Association ("Bank").

PRELIMINARY STATEMENT. Bank and Borrower have entered into an Amended And Restated Letter Agreement dated as of April 1, 1995, as amended by a First Amendment dated as of April 1, 1997, a Second Amendment dated as of July 21, 1997 and a Third Amendment dated as of April 1, 1999 (collectively, "Credit Amendment"). All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement. Bank and Borrower have agreed to amend the Credit Agreement to the extent set forth herein, and in order to, among other things, renew, modify and increase the Revolving Credit Note.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Bank and Borrower hereby agree as follows:

1. Section 1.1 of the Credit Agreement is amended to read as follows:

     "Subject to the terms and conditions hereof, the Bank agrees to make loans ("Loan" or "Loans") to Borrower from time to time before the Termination Date, not to exceed at any one time outstanding $10,000,000.00 (the "Commitment"). Borrower shall have the right to borrow, repay and reborrow. Bank and Borrower agree that Chapter 346 of the Texas Finance Code shall not apply to this Agreement, the Note or any Loan. The Loans shall be evidenced by, shall bear interest and shall be payable as provided in the promissory note of Borrower dated June 1, 2001 (together with any and all renewals, extensions, modifications, replacements, and rearrangements thereof and substitutions therefor, the "Note"), which is given in renewal, modification and increase of that certain promissory note dated April 1, 1999, maturing April 1, 2002, in the original principal amount of $8,000,000.00. The purpose of the Loans made under the Commitment is to provide the Borrower with working capital support. "Termination Date" means the earlier of: (a) April 1, 2004; or (b) the date specified by Bank in accordance with Section 5 of the Credit Agreement.

2. Section 2.1 (c) of the Credit Agreement is amended to read "December 31, 2000" for the date of the last financial statement delivered to the Bank.

3. Exhibit A of the Credit Agreement is amended by and replaced with the Exhibit A attached hereto for all purposes, which shall be a quarterly compliance certificate as further described therein.

4. Borrower hereby represents and warrants to the Bank that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct on the date hereof as though made on and as of such date; and (b) no Event of Default, or event which with passage of time, the giving of notice or both would become an Event of Default, has occurred and is continuing as of the date hereof.

5. This Amendment shall become effective as of the Effective Date upon its execution and delivery by each of the parties named in the signature lines below, and the term "Agreement" as used in the Credit Agreement shall also refer to the Credit Agreement as amended by this Amendment.

6. Borrower further acknowledges that each of the other Loan Documents is in all other respects ratified and confirmed, and all of the rights, powers and privileges created thereby or thereunder are ratified, extended, carried forward and remain in full force and effect except as the Credit Agreement is amended by this Amendment.

7. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

8. This Amendment shall be included within the definition of "Loan Documents" as used in the Agreement.

9. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND AS APPLICABLE, THE LAWS OF THE UNITED STATES OF AMERICA.

THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the Effective Date.


          BORROWER:                     FRIEDMAN INDUSTRIES, INCORPORATED

                                        By:    /s/ BEN HARPER
                                               ---------------------------------

                                        Name:  BEN HARPER
                                               ---------------------------------

                                        Title: SENIOR VICE PRESIDENT -- FINANCE
                                               ---------------------------------


          BANK:                         THE CHASE MANHATTAN BANK



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10.1 (con't)

                                        By:    /s/ KEVIN RECH
                                               ---------------------------------

                                        Name:
                                               ---------------------------------

                                        Title: SR. VICE PRESIDENT
                                               ---------------------------------


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